Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 19, 2026 (this “Amendment”), is entered into among ALBEMARLE CORPORATION, a Virginia corporation (the “Company”), ALBEMARLE EUROPE SRL, a limited liability company (société à responsabilité limitée) having its registered office at rue du Bosquet 9 (Parc scientifique Einstein), 1348 Ottignies-Louvain-la-Neuve, Belgium, registered with the Crossroads Bank for Enterprises under number 0403.062.021 (RPR/RPM Walloon Brabant) (“Belgian Borrower” and, together with the Company and any other Subsidiary of the Company party thereto pursuant to Section 2.14 thereof, collectively, the “Borrowers”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below and as amended by this Amendment).
RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 28, 2022 (as amended or modified, the “Credit Agreement”);
WHEREAS, the Company has requested certain amendments to the Credit Agreement; and
WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Amendments to Credit Agreement: Effective upon satisfaction of the conditions precedent set forth in Section 2 below:
(a)The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Maturity Date” means the later of (a) October 28, 2028 and (b) if maturity is extended pursuant to Section 2.15, such extended maturity date as determined pursuant to such Section; provided, however that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

(b)Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “SOFR Adjustment” therein.
(c)The definition of “Term SOFR” in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “, in each case, plus the SOFR Adjustment for such Interest Period” therein.
(d)The definition of “Term SOFR Daily Floating Rate” in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “, in each case, plus the SOFR Adjustment” therein.
1

(e)Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in the appropriate alphabetical order to read as follows:
“Third Amendment Effective Date” means March 19, 2026.

(f)Section 2.15(a) of the Credit Agreement is hereby amended to read as follows:
(a)    Requests for Extension. Not more than one time after the Third Amendment Effective Date, the Company may, by notice to the Administrative Agent (who shall promptly notify the Lenders) request that each Lender extend such Lender’s Maturity Date for an additional year from the Maturity Date then in effect hereunder (the “Existing Maturity Date”).

(g)Section 3.03(b) of the Credit Agreement is hereby amended to delete both references to “plus the SOFR Adjustment” therein.
2.    Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of the date when all of the conditions set forth in this Section 2 shall have been satisfied.
(a)Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Administrative Agent and the Lenders.
(b)Resolutions. The Administrative Agent shall have received (i) a certificate of the Company dated as of the date hereof signed by a Responsible Officer of the Company certifying and attaching the resolutions adopted by the Company approving or consenting to this Amendment and (ii) a decision of the director of the Belgian Borrower dated as of the date hereof signed by the director of the Belgian Borrower approving the Belgian Borrower’s execution of this Amendment and granting power of attorney to Francesco Gattiglio to execute this Amendment.
(c)Legal Opinions. The Administrative Agent shall have received opinions of counsel to the Borrowers in form and substance reasonably satisfactory to the Administrative Agent.
(d)Extension Fees. The Company shall have paid all separately agreed extension fees to each Lender executing this Amendment.
3.    Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of Moore & Van Allen PLLC.
4.    Ratification. Each Borrower acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.
5.    Authority/Enforceability. Each Borrower represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such Borrower and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) applicable Debtor Relief Laws, (ii) fraudulent
2

transfer or conveyance laws, and (iii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment, except for those the failure to obtain, occur or make would not reasonably be expected to have a Material Adverse Effect.
(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) violate, contravene or conflict with any Laws applicable to it, except in the case of clause (ii), to the extent that it would not reasonably be expected to have a Material Adverse Effect.
6.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof unless they specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no Default exists.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[signature pages follow]
3

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                    ALBEMARLE CORPORATION,
a Virginia corporation
By: /s/ Matthew R. Essen
Name: Matthew R. Essen
Title: Vice President and Treasurer

ALBEMARLE EUROPE SRL,
a société à responsabilité limitée organized under the laws of Belgium

By: /s/ Francesco Gattiglio
Name: Francesco Gattiglio
Title: Managing Director

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ DeWayne D. Rosse
Name: DeWayne D. Rosse
Title: Vice President

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer
By: /s/ Daniel Phelan
Name:    Daniel Phelan
Title:    Director
ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer
By: /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer
By: /s/ Peggy Yip
Name: Peggy Yip
Title: Managing Director
ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

MIZUHO BANK, LTD.,
as a Lender and L/C Issuer
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Lender
By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director
By: /s/ Zara Kamal
Name: Zara Kamal
Title: Executive Director
ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Andrew Vernon
Name:    Andrew Vernon
Title: Authorized Signatory

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ Jun Ashley
Name: Jun Ashley
Title: Director
ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK,
as a Lender
By: /s/ Alexander Harrison
Name: Alexander Harrison
Title: Director

ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Petcharath Loyd
Name: Petcharath Loyd
Title: Vice President
ALBEMARLE CORPORATION
THIRD AMENDMENT TO CREDIT AGREEMENT